UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2015

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Old Country Road, Suite 500

Carle Place, New York 11514

(Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on December 7, 2015. The stockholders considered two proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the meeting and the results of the votes are stated below.

1.     The following nominees for directors were elected to serve three-year terms expiring at the 2018 annual meeting of the stockholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
Geralyn Breig	317,999,443	0	541,870	5,120,083
Lawrence Calcano	307,127,517	0	11,413,796	5,120,083
James Cannavino	318,074,452	0	466,861	5,120,083

2.     The stockholders ratified the appointment of BDO USA, LLP to serve as register public accountants for the fiscal year ending July 3, 2016.

For	Against	Abstain	Broker Non-Votes
322,877,012	703,142	81,242	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2015

1-800-FLOWERS.COM, Inc.

By:	/s/ William E. Shea
William E. Shea
Chief Financial Officer & Senior Vice-President